Ensco Rowan plc Fleet Status Report July 25, 2019

New Contracts and Extensions

       Floaters
•
Rowan Relentless awarded a one-well contract with EnVen Energy in the U.S. Gulf of Mexico that is expected to commence in October 2019
•
ENSCO DS-12 contract with BP offshore Senegal extended by one well, with an estimated duration of 60 days
•
ENSCO DPS-1 contract with Woodside offshore Australia extended by one well with an estimated duration of 15 days

       Jackups
•
ENSCO 120 contract with ConocoPhillips in the North Sea extended by two years
•
ENSCO 122 awarded a two-well contract with Shell in the North Sea that is expected to commence in January 2020
•
Rowan Gorilla V contract with Total in the North Sea extended by six months
•
ENSCO 72 awarded a 40-well P&A contract with Eni in the North Sea that is expected to commence in November 2019
•
ENSCO 101 awarded a one-well contract with Eni in the North Sea that is expected to commence in September 2019
•
ENSCO 109 contract with Chevron offshore Angola extended by two years
•
ENSCO 107 awarded a five-month contract with Chevron offshore Australia that is expected to commence in September 2019
•
ENSCO 104 contract with ADNOC offshore UAE extended by seven months
•
ENSCO 96 contract with Saudi Aramco offshore Saudi Arabia extended by three months
•
ENSCO 102 awarded a one-well contract with W&T Offshore in the U.S. Gulf of Mexico that is expected to commence in August 2019
•
ENSCO 102 awarded a one-well contract with GulfSlope Energy in the U.S. Gulf of Mexico that is expected to commence in October 2019
•
Joe Douglas contract with BP offshore Trinidad extended by one-well, with an estimated duration of 100 days
•
Rowan EXL II contract with BP offshore Trinidad extended by one-well, with an estimated duration of 45 days

Other
•
ENSCO 102 contracts with W&T Offshore and GulfSlope Energy, noted above, partially replace a previously disclosed contract with Fieldwood
•
Rowan Gorilla IV sold

Ensco Rowan plc Fleet Status Report July 25, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Asset Type / Status / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Drillships
Marketed
Rowan Relentless (DS-18)	GustoMSC P10000	2015	ExxonMobil EnVen	U.S. GOM U.S. GOM	Sep. 18 Oct. 19	Oct. 19 Nov. 19	----- Contracted for one well. Plus two 1-well options
Rowan Reliance (DS-17)	GustoMSC P10000	2014	Available	U.S. GOM			Rig to be mobilized to Spain where it will be available for hire
Rowan Resolute (DS-16)	GustoMSC P10000	2014	Fieldwood	U.S. GOM	Mar. 19	Mar. 20	Contracted for one year. Plus three 90-day unpriced options
Rowan Renaissance (DS-15)	GustoMSC P10000	2014	Total Petronas	Mexico Mexico	Jan. 19 Jun. 19	May 19 Sep. 19	Contracted for one well
ENSCO DS-12	DSME 12000	2014	BP	Senegal	Apr. 19	Sep. 19	Contracted for three wells. Plus three 1-well options
ENSCO DS-11	DSME 12000	2013	Available	Spain
ENSCO DS-10	Samsung GF12000	2017	Shell	Nigeria	Mar. 18	Mar. 20	Plus four 1-year priced options
ENSCO DS-9	Samsung GF12000	2015	Total	Brazil	Jun. 19	May 20	Contracted for four wells. Plus two 1-well options
ENSCO DS-8	Samsung GF12000	2015	Total	Angola	Nov. 15	Nov. 20	Day rate of approx. $620,000, plus approx. $14,000 p/d amortized through Nov. 20 for mobilization. Plus one 14-month priced option
ENSCO DS-7	Samsung 96K	2013	Burullus	Egypt	Apr. 19	Oct. 19	Contracted for 180 days. Plus eight 1-well options
ENSCO DS-6	Samsung 96K	2012	Available	Spain
ENSCO DS-4	Samsung 96K	2010	Chevron	Nigeria	Aug. 17	Jul. 19	Rig to be mobilized to Spain where it will be available for hire
Under Construction
ENSCO DS-13	DSME 12000		Under Construction	South Korea			Scheduled delivery date 3Q19
ENSCO DS-14	DSME 12000		Under Construction	South Korea			Scheduled delivery date 2Q20
Preservation Stacked
ENSCO DS-5	Samsung 96K	2011	Preservation Stacked(2)	Spain
ENSCO DS-3	Samsung 96K	2010	Preservation Stacked(2)	Spain

Ensco Rowan plc Fleet Status Report July 25, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Asset Type / Status / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Semisubmersibles
Marketed
ENSCO DPS-1	F&G ExD Millennium, DP	2012	Woodside Woodside	Australia Australia	Feb. 18 Feb. 20	Jul. 19 Jun. 20	Contracted for 12 wells Contracted for three wells. Plus one 7-well option
ENSCO 8505	ENSCO 8500 Series, DP + Moored	2012	Eni	U.S. GOM	Jan. 19	Feb. 20	Contracted for six wells in the U.S. GOM and for two wells in Mexico
ENSCO 8504	ENSCO 8500 Series, DP + Moored	2011	JAPEX Demobilizing	Japan -----	Apr. 19	Jul. 19	Rig is en route to Malaysia where it will be available for hire
ENSCO 8503	ENSCO 8500 Series, DP + Moored	2010	Talos Apache Kosmos	Mexico U.S. GOM U.S. GOM	Nov. 18 Jul. 19 Sep. 19	Jun. 19 Sep. 19 Apr. 20	Contracted for four wells Contracted for six wells. Plus one 140-day option
ENSCO MS-1	F&G ExD Millennium, Moored	2011	Available	Malaysia
ENSCO 6002	Megathyst, DP	2001	Petrobras	Brazil	Jul. 13	Dec. 19	Day rate of approx. $248,000, plus approx. $17,000 per day amortized through Dec. 19 for capital upgrades. Plus cost adjustments
ENSCO 5006	Bingo 8000, Moored	1999	INPEX	Australia	Jan. 15	Aug. 19	Day rate of approx. $362,000, plus approx. $125,000 per day amortized through Aug. 19 for capital upgrades and day rates during shipyard stay and mobilizations
ENSCO 5004	F&G Enhanced Pacesetter, Moored	1982	Mellitah	Mediterranean	Aug. 14	Feb. 20	Planned inspection for approx. 14 days in 3Q19
Preservation Stacked
ENSCO 8506	ENSCO 8500 Series, DP	2012	Preservation Stacked(2)	U.S. GOM
ENSCO 8502	ENSCO 8500 Series, DP	2010	Preservation Stacked(2)	U.S. GOM
ENSCO 8501	ENSCO 8500 Series, DP	2009	Preservation Stacked(2)	U.S. GOM
ENSCO 8500	ENSCO 8500 Series, DP	2008	Preservation Stacked(2)	U.S. GOM

Ensco Rowan plc Fleet Status Report July 25, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Segment / Asset Type / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Heavy Duty Ultra-Harsh Environment(3)
Rowan Norway (292)	KFELS N Class	2011	Turkish Petroleum ConocoPhillips	Turkey Norway	Nov. 18 Sep. 19	Jul. 19 Mar. 20	Plus one 6-month and one 13-month priced options
Rowan Stavanger (291)	KFELS N Class	2011	Repsol Equinor	Norway Norway	Nov. 18 Sep. 19	Apr. 19 Feb. 20	Plus one 5-well priced option and recurring 6-month priced options through Dec. 25
Rowan Viking (290)	KFELS N Class	2010	MOL Lundin	Norway Norway	Apr. 19 Mar. 20	Aug. 19 Nov. 20	Contracted for seven wells, with minimum duration of 265 days. Plus four 1-well priced options
Bob Palmer (250)	MLT Super Gorilla XL	2003	Saudi Aramco	Saudi Arabia	Jun. 18	Jun. 21	Leased to ARO Drilling(5)
Rowan Gorilla VII (249)	MLT Super Gorilla	2002	Chrysaor	UK	May 18	Nov. 19	Plus two 1-year unpriced options
Rowan Gorilla VI (248)	MLT Super Gorilla	2000	Shell	Trinidad	Apr. 18	Sep. 19	Contracted for drilling program until Apr. 19 then accommodation mode until Sep. 19. Plus one 2-month priced option
Rowan Gorilla V (247)	MLT Super Gorilla	1998	Total	UK	Sep. 17	Mar. 20	Plus one 8-month, one 3-month and one 6-month priced options

Ensco Rowan plc Fleet Status Report July 25, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Segment / Region / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Heavy Duty Harsh Environment(3)
ENSCO 123	KFELS Super A	2019	Contract Prep. Premier Premier	UK UK UK	Aug. 19 Jun. 20	Dec. 19 Jul. 21	Contracted for two wells. Plus one 1-well option Contracted for four wells. Plus three 1-well options(4)
ENSCO 122	KFELS Super A	2014	NAM Shell	UK UK	Sep. 17 Jan. 20	Oct. 19 Oct. 20	----- Contracted for two wells. Plus seven 1-well priced options
ENSCO 121	KFELS Super A	2013	Eni ONE Premier	UK UK/Netherlands UK	Dec. 18 Apr. 19 Mar. 20	Apr. 19 Dec. 19 May 20	Contracted for three wells. Plus three 1-well options Contracted for one well. Plus two 1-well options(4)
ENSCO 120	KFELS Super A	2013	ConocoPhillips	UK	Jul. 17	Jul. 22	-----
ENSCO 102	KFELS MOD V-A	2002	Arena Renaissance W&T Offshore GulfSlope Fieldwood	U.S. GOM U.S. GOM U.S. GOM U.S. GOM U.S. GOM	Nov. 17 May 19 Aug. 19 Oct. 19 Nov. 19	Apr. 19 Aug. 19 Sep. 19 Nov. 19 Dec. 19	Contracted for one well Contracted for one well
ENSCO 101	KFELS MOD V-A	2000	Neptune Eni	Netherlands UK	Oct. 18 Sep. 19	Aug. 19 Oct. 19	Inspection for 21 days in 2Q19 Contracted for one well
ENSCO 100	MLT Gorilla	1987	Repsol-Sinopec Faroe Petroleum	UK UK	Jun. 19 Nov. 19	Nov. 19 Jun. 20	Contracted for five wells Contracted for nine P&A wells. Plus twelve 1-well options

Ensco Rowan plc Fleet Status Report July 25, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Segment / Region / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Heavy Duty(3)
Joe Douglas (118)	LT 240-C	2011	BP	Trinidad	Aug. 16	Sep. 19
Ralph Coffman (117)	LT 240-C	2009	GulfSlope Undisclosed Operator CGX	U.S. GOM Trinidad Guyana	Jul. 18 Jul. 19 Oct. 19	Jun. 19 Oct. 19 Dec. 19	Contracted for three wells. Plus four 2-well priced options after completion of CGX contract Contracted for one well
Rowan Mississippi (116)	LT 240-C	2008	Saudi Aramco	Saudi Arabia	Dec. 18	Dec. 21	Leased to ARO Drilling(5)
ENSCO 115	Pacific Class 400	2013	Mubadala Petroleum	Thailand	Mar. 19	Jan. 20	Contracted for ten months. Plus one 2-month option and three 4-month options
ENSCO 114	Pacific Class 400	2012	Cold Stacked	Philippines
ENSCO 113	Pacific Class 400	2012	Cold Stacked	Philippines
ENSCO 111	KFELS MOD V-B	2003	Cold Stacked	Malta
ENSCO 110	KFELS MOD V-B	2015	North Oil Company	Qatar	Sep. 17	Sep. 20	Plus two 1-year priced options
ENSCO 109	KFELS MOD V-Super B	2008	Chevron	Angola	Dec. 14	Jul. 21	Inspection for 15 days in 2Q19
ENSCO 108	KFELS MOD V-B	2007	Saudi Aramco	Saudi Arabia	Nov. 18	Nov. 21
ENSCO 107	KFELS MOD V-B	2006	Jadestone Energy Chevron	Australia Australia	Mar. 19 Sep. 19	May 19 Jan. 20	Contracted for five months. Plus four 30-day priced options
ENSCO 106	KFELS MOD V-B	2005	BP	Indonesia	Jan. 18	Jan. 23	Plus 13 1-well priced options. Planned inspection for approx. 15 days in 4Q19 and 20 days in 1Q20
ENSCO 105	KFELS MOD V-B	2002	Preservation Stacked(2)	Singapore
ENSCO 104	KFELS MOD V-B	2002	ADNOC	UAE	Feb. 18	Dec. 19

Ensco Rowan plc Fleet Status Report July 25, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Segment / Region / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Standard Duty - Modern
Earnest Dees (148)	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Aug. 19	Aug. 22	Leased to ARO Drilling(5)
Bess Brants (147)	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Jul. 19	Jul. 22	Leased to ARO Drilling(5)
Rowan EXL IV (146)	LT Super 116-E	2011	Saudi Aramco	Saudi Arabia	Sep. 18	Sep. 21	Leased to ARO Drilling(5)
Rowan EXL III (145)	LT Super 116-E	2010	Cantium	U.S. GOM	Nov. 18	Jul. 19	-----
Rowan EXL II (144)	LT Super 116-E	2010	BP Repsol	Trinidad Guyana	Apr. 18 Sep. 19	Aug. 19 Oct. 19	Contracted for one well
Rowan EXL I (143)	LT Super 116-E	2010	Saudi Aramco	Saudi Arabia	Oct. 18	Oct. 21	Leased to ARO Drilling(5)
ENSCO 112 (142)	LT Super 116-E	2008	Cold Stacked	Malta
ENSCO 141	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Aug. 18	Aug. 21
ENSCO 140	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Jul. 18	Jun. 21
ENSCO 76	MLT Super 116-C	2000	Saudi Aramco	Saudi Arabia	Jan. 15	Dec. 22	Inspection for 15 days in 2Q19. Planned inspection for approx. 60 days in 1Q20
ENSCO 75	MLT Super 116-C	1999	Talos	U.S. GOM	May 18	Sep. 19	Plus one 90-day option

Ensco Rowan plc Fleet Status Report July 25, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Segment / Region / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Standard Duty
ENSCO 96	Hitachi 250-C	1982	Saudi Aramco	Saudi Arabia	Feb. 15	Oct. 19
ENSCO 92	MLT 116-C	1982	ConocoPhillips	UK	Feb. 17	Dec. 22
ENSCO 88	MLT 82 SD-C	1982	Saudi Aramco	Saudi Arabia	Nov. 13	Nov. 19	Day rate of approx. $65,000
ENSCO 87	MLT 116-C	1982	ExxonMobil Available	U.S. GOM U.S. GOM	Nov. 18	Jun. 19
ENSCO 84	MLT 82 SD-C	1981	Saudi Aramco	Saudi Arabia	Jan. 17	Aug. 21	Day rate of approx. $72,000. Planned inspection for approx. 60 days in 3Q20 and 60 days in 4Q20
ENSCO 72	Hitachi K1025N	1981	Petrofac Eni	UK UK	May 19 Nov. 19	Jul. 19 Aug. 22	Contracted for 40-well P&A program. Planned inspection for 14 days in 2Q20
ENSCO 71	Hitachi K1032N	1982	Preservation Stacked(2)	UK
ENSCO 70	Hitachi K1032N	1981	Preservation Stacked(2)	UK
ENSCO 68	MLT 84-CE	1976	Castex Ankor Castex	U.S. GOM U.S. GOM U.S. GOM	Aug. 18 May 19 Aug. 19	Apr. 19 Jun. 19 Sep. 19	Contracted for one well
ENSCO 67	MLT 84-CE	1976	Pertamina	Indonesia	Jan. 19	May 20	Contracted for 500 days
ENSCO 54	F&G L-780 Mod II-C	1982	Saudi Aramco	Saudi Arabia	Sep. 14	Sep. 22	Day rate of approx. $72,000, plus approx. $5,000 per day for upgrade costs and mobilization amortized through Sep. 22
Rowan California (42)	MLT 116-C	1983	Cold Stacked	Bahrain
Arch Rowan (37)	MLT 116-C	1981	Saudi Aramco	Saudi Arabia	Sep. 18	Sep. 21	Leased to ARO Drilling(5)
Charles Rowan (36)	MLT 116-C	1981	Saudi Aramco	Saudi Arabia	Sep. 18	Sep. 21	Leased to ARO Drilling(5)
Rowan Middletown (22)	MLT 116-C	1980	Saudi Aramco	Saudi Arabia	Sep. 18	Sep. 21	Leased to ARO Drilling(5)

Ensco Rowan plc Fleet Status Report July 25, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Segment / Rig	Design	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	BP	U.S. GOM	Jan. 17	Jan. 22	Day rate of approx. $127,000 from Apr. 19. Plus five 1-year options
Mad Dog	Deepwater Spar Drilling Rig	BP	U.S. GOM	Jan. 17	Jan. 22	Day rate of approx. $86,000 from Apr. 19. Plus five 1-year options

ARO Drilling
Jackup Rigs Owned by ARO Drilling
Gilbert Rowe	MLT 116-C	Saudi Aramco	Saudi Arabia	Oct. 17	Oct. 20	Day rate of approx. $69,000
Bob Keller	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct. 17	Oct. 20	Day rate of approx. $130,000
J.P. Bussell	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct. 17	Oct. 20	Day rate of approx. $130,000
Hank Boswell	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct. 18	Oct. 21	Undisclosed day rate. Inspection for 14 days in 3Q19
Scooter Yeargain	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct. 18	Oct. 21	Undisclosed day rate
SAR 201	BMC 200-H	Saudi Aramco	Saudi Arabia	Feb. 18	Feb. 21	Day rate of approx. $79,000
SAR 202	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct. 17	Oct. 20	Day rate of approx. $195,000

Held for Sale
Rowan Gorilla IV	MLT Gorilla	Sold

(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Prior to stacking, upfront steps are taken to preserve the rig. This may include a quayside power source to dehumidify key equipment and/or provide electrical current to the hull to prevent corrosion. Also, certain equipment may be removed from the rig for storage in a temperature-controlled environment. While stacked, large equipment that remains on the rig is periodically inspected and maintained by EnscoRowan personnel. These steps are designed to reduce the time and lower cost to reactivate the rig when market conditions improve.
(3) Heavy duty jackups are well-suited for operations in tropical revolving storm areas.
(4) EnscoRowan has the right to provide any ENSCO 120 Series rig to fulfill these Premier contracts.
(5) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

Ensco Rowan plc Fleet Status Report July 25, 2019

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Forward Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates including adjustments with the customer; discussions with the customer; backlog; cost adjustments; utilization; estimated rig availability; expected work commitments and contracts; contract duration, status, terms and other contract commitments; letters of intent, letters of award or other correspondence indicating an award; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; sale leaseback transactions; scheduled delivery dates for new rigs; and the timing of delivery, mobilization, contract commencement, relocation or other movement of rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including commodity price fluctuations, customer demand, new rig supply, downtime and other risks associated with offshore rig operations; relocations; costs and difficulties related to the integration of Ensco plc and Rowan Companies plc; risks related to our joint venture with Saudi Aramco, including the timing and amount of future distributions from the joint venture or contributions to the joint venture; severe weather or hurricanes; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; risks inherent to shipyard rig construction, repair, maintenance or enhancement; possible cancellation, suspension, repudiation, or termination of drilling contracts, including termination for convenience (without cause), as a result of mechanical difficulties, performance, customer liquidity and finances, the decline or the perceived risk of a further decline in oil and/or natural gas prices, or other reasons; our ability to enter into, and the terms of, future drilling contracts; the cancellation of letters of intent or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments or awards; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; and cybersecurity risks and threats. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscorowan.com.  Each forward-looking statement contained herein speaks only as of the date of this Fleet Status Report, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.